UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 23, 2013

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
---------------	----------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, Michigan 28091
___________________________________________________

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends and updates our Form 8-K filed January 10, 2013 concerning the resignation of our former auditor, Silberstein Ungar, PLLC.

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 4, 2013, our auditor, Silberstein Ungar, PLLC (“Silberstein Ungar”), notified us that it is resigning immediately as our auditor for our fiscal year ended September 30, 2012 due to our non-payment of fees owed to Silberstein Ungar.  Silberstein Ungar has not provided us with any reports concerning our financial statements and have not provided us with an adverse or qualified opinion relating to our financial statements nor has Silberstein Ungar, PLLC informed us that our financial statements were not prepared in conformity with generally accepted accounting principles.  There are no disagreements between our management and Silberstein Ungar relating to our financial statements, accounting principles or practices.  The decision to resign was solely Silberstein Ungar’s and our Audit Committee and Board of Directors did not recommend or approve the resignation.

For our most recent two fiscal years and through the most recent subsequent interim period preceding Silberstein Ungar’s resignation, there were no disagreements with Silberstein Ungar on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Silberstein Ungar, would have caused it to make reference to the subject matter of the disagreement(s) in connection with any report.

The resignation of Silberstein Ungar did not express any view that:

o the necessary internal controls to prepare reliable financial statements do not exist,

o Silberstein Ungar can no longer rely on management’s representations or is unwilling to be associated with the financial statements prepared by management,

o Silberstein Ungar believed it should further investigate a matter or significantly expand the scope of its audit, and the auditor did not do so, or

o Silberstein Ungar has found new information that materially impacts the fairness or reliability of current or prior financial statements, and the issue has not been resolved to the auditor’s satisfaction.

Silberstein Ungar’s resignation was attached as an Exhibit to Form 8-K filed with the Commission on January 10, 2013.  Silberstein Ungar’s letter reflecting their agreement with the filing of this Form 8-K/A is attached as an Exhibit to this Current Report.

ITEM 8.01 OTHER EVENTS

Because an audit of our financial statements for the fiscal year ended September 30, 2012 has not yet commenced, we have not yet filed our Form 10-K for fiscal year ending September 30, 2012.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16           Silberstein Ungar, PLLC letter of review and agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  January 23, 2013                                                     By:  /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary

January 23, 2013

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Re:              Ecology Coatings, Inc.
Form 8-K/A Item 4.01
File No. 333-91436

Commissioners:

We were previously the principal accountants for Ecology Coatings, Inc.  Effective January 4, 2013, we resigned as the principal accountants.

We have read the Company's statements included under Item 4.1 of its Form 8-K/A dated January 23, 2013. We agree with the statements concerning our Firm in Item 4.1 of the Form 8-K/A. We have no basis on which to agree or disagree with other statements made in the Form 8-K/A.

Very truly yours,

/s/ Silbertein Ungar, PLLC

Silberstein Ungar, PLLC
Southfield, Michigan

[LETTERHEAD OF SILBERSTEIN UNGAR, PLLC]

January 8, 2013

Daniel Iannotti
VP, General Counsel & Secretary
Ecology Coatings, Inc.
24663 Mound Road
Warren, MI  48091

Re:  Our Review of Form 8-K

Dear Dan:

This is to confirm that we have reviewed Ecology’s Form 8-K concerning our resignation and have no disagreements with the content or filing of the Form 8-K.

Very truly yours,

/s/ Silberstein Ungar, PLLC